                                                                   EXHIBIT 10.15


                       RESTRICTED STOCK PURCHASE AGREEMENT


      This Restricted Stock Purchase Agreement (this "AGREEMENT") is made and entered into as of September 10, 1996 (the "EFFECTIVE DATE") by and between Aptex Software Inc., a California corporation (the "COMPANY"), and Michael A. Thiemann ("PURCHASER").

                                 R E C I T A L S

      A. Purchaser is an employee of the Company and this Agreement is being entered into pursuant to the Company's 1996 Equity Incentive Plan, as such may hereafter be amended in accordance with its terms (the "PLAN"). The Plan is a written compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933, as amended (the "1933 ACT").

      B. The Plan and the issuance of shares of the Company's Common Stock under this Agreement are intended to qualify for the exemption afforded by Section 25102(o) of the California Corporate Securities Law of 1968, as amended.

      NOW THEREFORE, in consideration of the facts stated in the foregoing recitals, the Company and Purchaser hereby agree as follows:

      1.    PURCHASE OF SHARES.

            (a) AGREEMENT; SHARES. On the Effective Date and subject to the terms and conditions of this Agreement and the Plan, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of 1,000,000 Shares of the Company's Common Stock (the "SHARES") at an aggregate purchase price of $30,000 (the "PURCHASE PRICE") or $0.03 per Share (the "PURCHASE PRICE PER SHARE"), which the Company's Board of Directors has determined to be the fair market value of the Shares. As used in this Agreement, the term "SHARES" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a recapitalization, merger, reorganization or the like.

            (b) PLAN TERMS INCORPORATED BY REFERENCE. A copy of the Plan is attached hereto as Exhibit 1 and the terms and conditions of the Plan are hereby incorporated into this Agreement by reference. Any capitalized terms not defined in this Agreement shall have the meanings given to such terms in the Plan. This Agreement is a Restricted Stock Award within the meaning of the Plan.

      2.    PAYMENT OF PURCHASE PRICE; CLOSING.

            (a) DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company the full Purchase Price in cash in the amount of $30,000. Purchaser also hereby delivers to the Company: (i) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 2 attached hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), and (ii) if Purchaser is married, a Consent of Spouse in the form of
Exhibit 3 attached hereto (the "SPOUSE CONSENT") duly executed by Purchaser's spouse.




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            (b) DELIVERIES BY THE COMPANY. Upon its receipt of the entire
Purchase Price from Purchaser and all the documents to be executed and delivered by Purchaser to the Company under Section 2(a), the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser registered in Purchaser's name, with such certificate to be placed in escrow as provided in Section 9 until expiration or termination of each of: (i) the Company's Vesting Repurchase Option set forth in Section 5; (ii) the General Repurchase Option granted to HNC Software Inc., a Delaware corporation ("HNC") pursuant to the Plan and Section 6 of this Agreement; and (iii) the Company's Right of First Refusal set forth in Section 7.

            (c) INVESTORS' RIGHTS AGREEMENT. Concurrently herewith, the Company, Purchaser and HNC shall enter into, execute and deliver to each other an Investors' Rights Agreement in substantially the form of Exhibit 4 hereto.

      3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to the Company that:

            (a) PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the 1933 Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

            (b) ACCESS TO INFORMATION AND PLAN. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment. Purchaser acknowledges that Purchaser has received and reviewed a copy of the Plan.

            (c) UNDERSTANDING OF RISKS. Purchaser is a founder of the Company and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of Purchaser's investment in the Shares.

            (d) PURCHASER'S QUALIFICATIONS. Purchaser has a preexisting personal or business relationship with the Company and/or certain of its officers and directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment. Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

            (e) NO GENERAL SOLICITATION. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.




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            (f) COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the "LAW"), but instead are being issued under exemptions from the registration and qualification requirements of the 1933 Act and the Law which impose certain restrictions on Purchaser's ability to transfer the Shares.

            (g) RESTRICTIONS ON TRANSFER; REPURCHASE RIGHTS. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser. Purchaser also understands that, in addition to the above securities law restrictions, this Agreement imposes: (i) contractual restrictions on Purchaser's ability to transfer, pledge or encumber the Shares, and (ii) contractual options that may require Purchaser to sell the Shares back to the Company, HNC or others on the terms and conditions set forth in this Agreement and in the Plan.

            (h) RULE 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of two years, and in certain cases three years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144.

            (i) RULE 701. Under the currently effective provisions of Rule 701 promulgated by the SEC under the 1933 Act, the Shares will become freely tradeable by Purchaser (if Purchase not then an affiliate of the Company), subject to limited conditions regarding the method of sale, ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in this Agreement or in any other agreement entered into by Purchaser. Under such Rule 701, if Purchaser is an affiliate of the Company then Purchaser must comply with the provisions (other than the holding period requirements) of Rule 144 in reselling Shares.


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      4. COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE SALE OF THE SECURITIES
THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

      5. COMPANY'S VESTING REPURCHASE OPTION. Purchaser agrees that the Company (and/or its assignee(s)) shall have the right, at its sole option, to repurchase all or a portion of the Unvested Shares (as defined below) from Purchaser on the terms set forth in this Section if Purchaser ceases to be employed by the Company (as defined herein) for any reason, or no reason, including without limitation Purchaser's death, disability, voluntary resignation or termination by the Company with or without cause (the "VESTING REPURCHASE OPTION").

            (a) "EMPLOYED BY THE COMPANY" AND "TERMINATION DATE." For purposes of this Agreement, Purchaser will be considered to be "EMPLOYED BY THE COMPANY" if the Board of Directors of the Company determines that Purchaser is rendering substantial services as an officer, employee, consultant or independent contractor to the Company or to any subsidiary of the Company. In case of any dispute as to whether Purchaser is employed by the Company, the Board of Directors of the Company will have discretion to determine whether Purchaser has ceased to be employed by the Company or any subsidiary of the Company and the effective date on which Purchaser's employment terminated (the "TERMINATION DATE").

            (b) UNVESTED AND VESTED SHARES. Shares that are not Vested Shares (as defined in this Section) are "UNVESTED SHARES." On the Effective Date all of the Shares will be Unvested Shares. If Purchaser has been continuously employed by the Company at all times from the Effective Date until January 1, 1997 (the "FIRST VESTING DATE"), then on the First Vesting Date twenty-five percent (25%) of the Shares will become Vested Shares; and thereafter, for so long (and only for so long) as Purchaser remains continuously employed by the Company: (i) on February 1, 1997, and on the first day of each successive calendar month thereafter, an additional one forty-eighth (1/48) of the Shares will become Vested Shares; and (ii) on January 1, 2000 all of the Shares will be Vested Shares. Subject to Sections 5(c) and (d) below, no Shares will become Vested Shares after the Termination Date.

            (c) VESTING OF SHARES UPON TERMINATION "WITHOUT CAUSE." Notwithstanding anything to the contrary herein, in the event that, on or before January 1, 2000, Purchaser's employment with the Company is terminated by the Company "without Cause" (as such term is defined in that certain Employment Agreement dated of even date herewith by and between the Company and Purchaser (the "EMPLOYMENT AGREEMENT")), then, effective upon such termination without Cause, a number of Unvested Shares equal to the lesser of (i) twelve and one-half percent (12.5%) of the Shares, or (ii) all then remaining Unvested Shares, will become Vested Shares.

            (d) VESTING OF SHARES UPON CERTAIN BUSINESS COMBINATIONS. In the event that (i) a Business Combination (as defined below) occurs on or before January 1, 2000; and (ii) Purchaser's employment with the Company is terminated "without Cause" (as such term is defined in the Employment Agreement) after the consummation of such Business Combination and on or




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

before January 1, 2000, then, effective upon such termination of Purchaser's employment with the Company without Cause, all of the Shares that are then Unvested Shares shall become Vested Shares. As used in this subsection 5(d) the term "BUSINESS COMBINATION" shall mean: (i) a consolidation or merger of the Company with or into any other corporation or corporations that results in the holders of the Company's outstanding capital stock immediately prior to such consolidation or merger owning, immediately after such consolidation or merger, Stock (as defined below) representing less than fifty percent (50%) of the voting power of all of the then outstanding capital stock of the surviving corporation of such consolidation or merger or of the parent (or ultimate parent) corporation of such surviving corporation; (ii) a sale of all or substantially all the assets of the Company; or (iii) any transaction or series of related transactions in which shareholders of the Company sell or otherwise transfer to a single party (or group of related parties) (other than to HNC or the Company) outstanding capital stock of the Company that represents more than fifty percent (50%) of the voting power of all of the Company's then outstanding capital stock. As used in this subsection 5(d), the term "STOCK" means either capital stock of the Company that was outstanding immediately prior to a consolidation or merger referred to in clause (i) of the preceding sentence, or stock of another corporation that is issued to the shareholders of the Company in such consolidation or merger in respect of their ownership of capital stock of the Company.



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            (e) ADJUSTMENTS. The number of Shares that are Vested Shares or
Unvested Shares, as determined by the provisions of this Agreement, will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or similar recapitalization of the Common Stock of the Company occurring after the Effective Date.

            (f) EXERCISE OF VESTING REPURCHASE OPTION. At any time within thirty
(30) days after the Termination Date, the Company may elect to repurchase any or all of the Unvested Shares by giving Purchaser written notice of exercise of the Vesting Repurchase Option. The Company will then have the option to repurchase from Purchaser (or from Purchaser's personal representative, as the case may be) any or all of the Unvested Shares at the Purchaser's original Purchase Price Per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or similar recapitalization of the Common Stock of the Company occurring after the Effective Date). The parties acknowledge that the Company's Repurchase Option may be assigned in whole or in part to HNC; provided, however, that if the Company assigns the Repurchase Option, then the assignee of the Repurchase Option must pay the Company upon assignment of the Repurchase Option cash in an amount equal to (i) the fair market value of the Unvested Shares minus (ii) the product obtained by multiplying the original Purchase Price Per Share (as adjusted as provided above) by the number of shares that are Unvested Shares.

            (g) PAYMENT OF REPURCHASE PRICE. The repurchase price payable to purchase Unvested Shares upon exercise of the Vesting Repurchase Option will be payable, at the option of the Company or its assignee(s), by check. The repurchase price will be paid without interest within sixty (60) days after the Termination Date.

            (h) RIGHT OF TERMINATION UNAFFECTED. Nothing in this Agreement will be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Purchaser's employment at any time for any reason or no reason, with or without cause.

      6. GENERAL REPURCHASE OPTION. As a material inducement and consideration to HNC to enter into that certain Series A Preferred Stock Purchase Agreement dated of even date herewith (the "HNC PURCHASE AGREEMENT"), and as a material inducement and consideration to the Company to sell the Shares to Purchaser pursuant to this Agreement for the Purchase Price, Purchaser agrees with the Company and with HNC that, as provided in the Plan and pursuant to the HNC Purchase Agreement (and in addition to the Vesting Repurchase Option), at any time during the Repurchase Period (as that term is defined in the Plan) HNC shall have the right, at its sole option, to repurchase all (but not less than all) of the Shares (whether they are Vested Shares or Unvested Shares) at the Share Repurchase Price (as that term is defined in the Plan) in accordance with the provisions of this Section 6 and the provisions of the Plan, specifically including the provisions of Section 22 of the Plan entitled "General Repurchase Option" (the "GENERAL REPURCHASE OPTION").

            (a) ACKNOWLEDGEMENT AND AGREEMENT. PURCHASER HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT:

                  (i) PURCHASER HAS READ AND UNDERSTANDS THE PLAN (INCLUDING WITHOUT LIMITATION THE PROVISIONS OF SECTION 22 OF THE PLAN REGARDING THE GENERAL REPURCHASE OPTION, THE DEFINITION OF THE "REPURCHASE PERIOD" AND THE PROVISIONS OF THE PLAN REGARDING THE DETERMINATION OF THE "SHARE REPURCHASE PRICE" AT WHICH THE SHARES MAY BE PURCHASED PURSUANT TO THE GENERAL REPURCHASE OPTION);


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                  (ii) A COPY OF THE PLAN IS ATTACHED AS EXHIBIT 1 TO THIS
AGREEMENT AND THE PROVISIONS OF THE PLAN (INCLUDING WITHOUT LIMITATION THE PROVISIONS OF SECTION 22 OF THE PLAN REGARDING THE GENERAL REPURCHASE OPTION) ARE INCORPORATED BY REFERENCE IN THIS AGREEMENT AND FORM PART OF THE PROVISIONS OF THIS AGREEMENT; AND

                  (iii) PURCHASER AND THE SHARES ARE BOUND BY THE GENERAL REPURCHASE OPTION AND THE PROVISIONS OF THE PLAN (INCLUDING WITHOUT LIMITATION THE PROVISIONS OF SECTION 22 OF THE PLAN REGARDING THE GENERAL REPURCHASE OPTION).

            (b) GENERAL REPURCHASE OPTION PREVAILS. In case of any inconsistency or conflict between the Company's attempted exercise of the Vesting Repurchase Option and/or the Right of First Refusal under Sections 5 and/or 7 hereof, and HNC's attempted exercise of the General Repurchase Option granted under this
Section 6 and under Section 22 of the Plan, the General Repurchase Option shall supersede, govern and prevail and the Vesting Repurchase Option and the Right of First Refusal may not be exercised to the extent they are inconsistent or in conflict with HNC's rights or ability to exercise the General Repurchase Option. The exercise by the Company (but not its assignees) of a repurchase option or right of first refusal that results in the Company's repurchase and reacquisition of Shares at a time when the General Repurchase Option is not being exercised will not be deemed inconsistent or in conflict with the General Repurchase Option.

            (c) TERM. The termination of Purchaser's employment with the Company for any reason shall not terminate the General Repurchase Option and shall have no effect whatsoever on the General Repurchase Option, which shall remain in full force and effect in accordance with its terms with respect to any of the Shares.

            (d) CONSTRUCTION. The parties acknowledge and agree that the provisions of this Section 6 have been included in this Agreement in order to carry out the provisions of Section 22 of the Plan regarding HNC's General Repurchase Option (the "PLAN REPURCHASE OPTION PROVISIONS"). Accordingly, in case of any conflict or inconsistency between the provisions of this Section 6 and the Plan Repurchase Option Provisions, the provisions of this Section 6 shall be construed and interpreted in a manner consistent with the terms, conditions, construction and interpretation of the Plan Repurchase Option Provisions.

      7. RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. In addition, Shares that are subject to the General Repurchase Option ("OPTION SHARES") may not be transferred by Purchaser without HNC's prior written consent unless the transferee who acquires such Option Shares first agrees, in a writing that is reasonably satisfactory to HNC and that is signed by HNC and such transferee, that the General Repurchase Option and the restrictions and provisions of this sentence shall continue to apply to and bind all such Option Shares in the hands of such transferee and its transferees, successors and assigns. As used herein, the term "TRANSFERABLE SHARES" means Vested Shares that either (i) are not Option Shares, or (ii) are Option Shares as to which HNC has given Purchaser HNC's prior written consent to transfer in accordance with the foregoing provisions of this Section. Subject to the foregoing provisions of this Section and the terms and conditions of this Agreement and the Plan, before any Transferable Shares held by Purchaser or any transferee of such Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have a right of first refusal to purchase the Transferable Shares to be sold or




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

transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

            (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Offered Shares will deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares;
(ii) the name of each proposed purchaser or other transferee of any Offered Shares ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

            (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with subsection (c) below.

            (c) PURCHASE PRICE. The purchase price for the Offered Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration as determined in good faith by the Company's Board of Directors will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

            (d) PAYMENT. Payment of the purchase price for Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

            (e) HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that: (i) any such sale or other transfer is effected in compliance with all applicable securities laws; and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

            (f) EXEMPT TRANSFERS. Notwithstanding anything to the contrary in this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company and HNC that the General Repurchase Option set forth in



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

Section 6 (if such General Repurchase Option has not expired by its terms) and the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights or the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser.

            (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).

            (h) ENCUMBRANCES ON TRANSFERABLE SHARES. Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Transferable Shares only with the prior written consent of the Company and (if the General Repurchase Option has not terminated) HNC, and only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company and (so long as the General Repurchase Option has not terminated) HNC that (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Transferable Shares after they are acquired by the Company and/or its assignees pursuant to the Right of First Refusal set forth in this Section or by HNC pursuant to the General Repurchase Option set forth in Section 6; and (ii) the provisions of this Section and Section 6 will continue to apply to such Transferable Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares or any other Shares that are not Transferable Shares.

      8. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Agreement and the Plan, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price to the Company until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) or HNC exercise(s) the Vesting Repurchase Option, the General Repurchase Option or the Right of First Refusal with respect to such Shares. Upon an exercise of the Vesting Repurchase Option, the General Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement and the Plan, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company or HNC, as applicable, for transfer or cancellation.

      9. ESCROW. As security for Purchaser's faithful performance of this Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement and the Plan. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Section. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow only upon the termination of each of the Vesting Repurchase Option, the General Repurchase Option and the Right of First Refusal; provided that the certificates representing the Shares shall be released from escrow to HNC (or its successors or assigns) upon exercise of the General Repurchase Option.

      10. TAX CONSEQUENCES. Purchaser hereby acknowledges that Purchaser has been informed that, unless an election if filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Shares, electing pursuant to
Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their fair market value on the date of purchase, there will be a recognition of the taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Vested Shares, at the time they cease to be Unvested Shares, over the purchase price for such Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) that Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form for Election under Section 83(b) is attached hereto as Exhibit 5 for reference. PURCHASER HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FOR FAILING TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

      11.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

            (A) LEGENDS. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party (including without limitation HNC):

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE

            SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, A REPURCHASE OPTION HELD BY THE ISSUER OF THESE SHARES AND/OR ITS ASSIGNEE(S), A REPURCHASE OPTION HELD BY HNC SOFTWARE INC. ("HNC") AND A RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS, REPURCHASE OPTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON ALL TRANSFEREES OF THESE SHARES.

            (b) STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, in order to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) REFUSAL TO TRANSFER. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

      12. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally.

      13. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

      14. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement, including its rights to repurchase Shares under the Vesting Repurchase Option, and the Right of First Refusal. Such rights may be assigned, without limitation, to HNC. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company and (to the extent applicable), HNC. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns. HNC's rights under the General Repurchase Option may be assigned to any corporation with whom HNC is merged or consolidated with or into in any consolidation, merger or similar business combination or to whom HNC sells or transfers all or substantially all its assets.

      15. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will not be voided but rather will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

      16. NOTICES. Any notice required or permitted hereunder will be given in writing and will be deemed to have been effectively given (i) upon personal delivery, (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (iii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iv) one (1) business day after transmission by telecopier, addressed to the receiving party at its address (or facsimile number, in the case of transmission by telecopier) as shown below or to such other address as such party may designate in writing from time to time to the other party in accordance with this Section.

            If to the Company:
            ------------------

            Aptex Software Inc.
            9605 Scranton Road, Suite 240
            San Diego, California 92121
            Fax:  (619) 623-0558

            If to Purchaser:
            ----------------

            Michael A. Thiemann
            3516 Crown Point Drive
            San Diego, California 92109
            Fax:  (619) _________

            If to HNC:
            ----------

            HNC Software Inc.
            5930 Cornerstone Court West
            San Diego, California 92121
            Fax:  (619) 452-3220

      17. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

      18. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections refer to Sections of this Agreement.

      19. AMENDMENT; WAIVER. This Agreement may be amended and modified only by a writing executed by the Company and Purchaser; provided, however, that no provision of this Agreement affecting (or potentially affecting) the General Repurchase Option or any other rights (or potential rights) of HNC hereunder in any manner may be amended or modified in any respect without the prior written consent of HNC, which may be withheld in HNC's sole discretion. No rights of the Company, Purchaser or HNC may be waived except by a writing executed by the party against whom such waiver is asserted.

      20. HNC THIRD PARTY BENEFICIARY STATUS. The parties acknowledge and agree that the provisions of this Agreement are being made for the benefit of HNC and that HNC is an intended third party beneficiary of this Agreement, entitled to enforce all the terms and conditions of this Agreement (including but not limited to the provisions of Section 6, Section 7, Section 11, Section 19, this
Section 20 and any other provisions related thereto) against the Company and Purchaser and their respective successors and assigns, to the same extent that HNC could if HNC were a party and signatory to this Agreement.

      21. ENTIRE AGREEMENT. This Agreement, together with all its Exhibits, and the Plan, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate, as of the Effective Date.

APTEX SOFTWARE INC.                       PURCHASER

By:
    --------------------------            -------------------------
                                          Michael A. Thiemann
Name:
    --------------------------

Title:
    --------------------------

                                LIST OF EXHIBITS

Exhibit 1: Aptex Software Inc. 1996 Equity Incentive Plan (including provisions thereof regarding the General Repurchase Option)

Exhibit 2:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 3:  Spousal Consent

Exhibit 4:  Investors' Rights Agreement

Exhibit 5:  Form of Election Under Section 83(b) of the Internal Revenue Code

                                                                       EXHIBIT 1



                APTEX SOFTWARE INC. 1996 EQUITY INCENTIVE PLAN

                                                                       EXHIBIT 2


                           STOCK POWER AND ASSIGNMENT

                            SEPARATE FROM CERTIFICATE



      FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between MICHAEL A. THIEMANN and APTEX SOFTWARE INC. dated as of September __, 1996, (the "AGREEMENT"), the undersigned hereby sells, assigns and transfers unto ______________, __________ shares of the Common Stock of APTEX SOFTWARE INC., a California corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO AND THE COMPANY'S 1996 EQUITY INCENTIVE PLAN.

Dated:  ______________, 199__


                                      PURCHASER



                                      _____________________________
                                      Michael A. Thiemann


                                      _____________________________
                                      __________________ (Purchaser's Spouse)





INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the Shares upon exercise of the "Vesting Repurchase Option" and/or the "Right of First Refusal" set forth in the Agreement or to enable HNC Software Inc. to acquire the Shares upon exercise of its "General Repurchase Option" set forth in this Agreement, without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                                                       EXHIBIT 3


                                CONSENT OF SPOUSE



      I, the undersigned, Catherine Thiemann, am the spouse of MICHAEL A. THIEMANN ("PURCHASER"). I have read and hereby consent to and approve all the terms and conditions of: (1) the Restricted Stock Purchase Agreement (the "AGREEMENT") dated September __, 1996 between Purchaser and Aptex Software Inc., a California corporation (the "COMPANY"), pursuant to which Purchaser has purchased 1,000,000 Shares of the Company's Common Stock (the "SHARES") and (2) an Investors' Rights Agreement dated as of September __, 1996 ("INVESTORS' AGREEMENT") executed by Purchaser in connection with the Agreement.

      In consideration of the Company granting my spouse, the Purchaser, the right to purchase the Shares under the Agreement, I hereby agree with the Company and its successors and assigns, and with HNC Software Inc., and its successors and assigns, to be irrevocably bound by all the terms and conditions of the Agreement (including, but not limited to, the Vesting Repurchase Option, the General Repurchase Option, the Right of First Refusal and the market standoff agreements contained therein) and further agree that any community property interest or other interest I may have in or to the Shares will be irrevocably bound by the Agreement.

      I hereby appoint Purchaser as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement or any actions in connection therewith.


Dated as of September __, 1996



                                          ___________________________
                                          Catherine Thiemann

                                                                       EXHIBIT 4





                           INVESTORS' RIGHTS AGREEMENT

                                                                       EXHIBIT 5

                       ELECTION UNDER SECTION 83(B) OF THE
                              INTERNAL REVENUE CODE



The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income of the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.    TAXPAYER'S NAME:              Michael A. Thiemann

      TAXPAYER'S ADDRESS:           3516 Crown Point Drive
                                    San Diego, California 92109

      SOCIAL SECURITY NUMBER:       ###-##-####

2. The property with respect to which the election is made is described as follows: 1,000,000 shares of Common Stock of Aptex Software Inc., a California corporation (the "COMPANY"), which is Taxpayer's employer for the corporation for whom the Taxpayer performs services.

3. The date on which the Shares were transferred was September __, 1996 and this election is made for calendar year 1996.

4. The Shares are subject to the following restrictions: The Company may repurchase all or a portion of the Shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the Shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $0.03 per share at the time of transfer.

6.    The amount paid for such Shares was $ 0.03 per share.

7.    The Taxpayer has submitted a copy of this statement to the Company

      THE ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.



Dated: September __, 1996                 ___________________________
                                          Michael A. Thiemann